Exhibit 99.1

Salt Lake City, Utah — February 7, 2013 — EnergySolutions, Inc. (NYSE - ES) (“EnergySolutions” or the “Company”), a leader in nuclear services, today announced the expiration of the “go shop” period under the previously announced Agreement and Plan of Merger, dated as of January 7, 2013 (the “Merger Agreement”), which provides for the acquisition of the Company by an affiliate of Energy Capital Partners, a private equity firm focused on investing in North America’s energy infrastructure.

Under the Merger Agreement, the Company was permitted to solicit alternative acquisition proposals from third parties during the 30-day period ending at 11:59 p.m. New York City time on February 6, 2013 (the “‘go shop’ period”). During the “go shop” period, 2 parties contacted representatives of the Company’s financial advisor, Goldman, Sachs & Co. (“Goldman Sachs”) and, at the direction of the Company’s board of directors, Goldman Sachs contacted 22 parties.  Of the 24 parties who were contacted by or who contacted representatives of Goldman Sachs during the “go shop” period, 15 were strategic buyers and 9 were private equity groups.  During the “go shop” period, one party entered into a non-disclosure agreement in connection with its evaluation of a possible strategic transaction with the Company.  Each party contacted, including the party that entered into a non-disclosure agreement with the Company, notified the Company that it would not be interested in pursuing a strategic transaction with the Company.  Despite conducting an active and extensive solicitation process, the Company did not receive an alternative acquisition proposal from any potential buyer during the “go shop” period.

Starting at 12:00 a.m. New York City time on February 7, 2013, the Company became subject to customary “no shop” provisions that limit its ability to solicit alternative acquisition proposals from third parties or to provide confidential information to third parties, subject to a “fiduciary out” provision that allows the Company to provide information and participate in discussions with respect to certain unsolicited written proposals and to terminate the Merger Agreement and enter into an acquisition agreement with respect to a superior proposal in compliance with the terms of the Merger Agreement.

In addition, the Company announced that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, was granted and became effective on February 1, 2013.

The Company also announced that the United Kingdom Nuclear Decommissioning Authority gave its written consent to the change in control of EnergySolutions EU Limited pursuant to the Merger Agreement.

The closing of the Merger Agreement remains subject to certain other conditions, including approval by the Company’s stockholders and the consent of the Nuclear Regulatory Commission (the “NRC”) and any State from whom the Company or its subsidiaries holds a radiological license or permit issued pursuant thereto, which States have entered into an agreement with the NRC pursuant to Section 274 of the Atomic Energy Act, to the indirect transfer of control of the Company’s NRC and State radiological licenses and  permits.

The Company expects to file its preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Merger Agreement shortly.

The Company expects to close the merger as soon as practicable following satisfaction of all closing conditions, which the Company expects to occur in the second or third quarter of 2013. Following completion of the transaction, the Company will become a privately held company and its stock will no longer trade on the New York Stock Exchange.

About EnergySolutions

EnergySolutions offers customers a full range of integrated services and solutions, including nuclear operations, characterization, decommissioning, decontamination, site closure, transportation, nuclear materials management, processing, recycling, and disposition of nuclear waste, and research and engineering services across the nuclear fuel cycle.

About Energy Capital Partners

Energy Capital Partners is a private equity firm with offices in Short Hills, New Jersey and San Diego, California. Energy Capital Partners has over $7.5 billion of capital commitments under management and is focused on investing in North America’s energy infrastructure. The fund’s management has substantial experience leading successful energy companies and energy infrastructure investments. For more information, visit www.ecpartners.com.

Notice to Investors

In connection with the proposed acquisition of the Company by an affiliate of Energy Capital Partners II, LP (“Energy Capital Partners”), pursuant to the Merger Agreement, EnergySolutions intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders of EnergySolutions are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about EnergySolutions, the proposed merger and the parties to the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by EnergySolutions and Energy Capital Partners with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by EnergySolutions may be obtained free of charge by directing such request to: EnergySolutions Investor Relations at 1-801-649-2000 or from the investor relations website portion of EnergySolutions’ website at http://www.ir.energysolutions.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

EnergySolutions, Energy Capital Partners and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EnergySolutions’ stockholders in respect of the proposed acquisition. Information regarding EnergySolutions’ directors and executive officers is contained in EnergySolutions’ Annual Report on Form 10-K for the year ended December 31, 2011, its proxy statement for its 2012 Annual Meeting of Stockholders, dated May 23, 2012, and subsequent filings which EnergySolutions has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of EnergySolutions and their respective interests with respect to the proposed acquisition by security holdings or otherwise, which may be different than those of EnergySolutions’ stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC. Each of these documents is, or will be, available as described above.

Statement on Cautionary Factors

This communication, and all statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the current expectations and beliefs of EnergySolutions and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger Agreement may be terminated in circumstances that require EnergySolutions to pay Energy Capital Partners a termination fee of up to $13,600,000, including the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger; (iii) risks related to the diversion of management’s attention from EnergySolutions’ ongoing business operations; (iv) risks regarding the failure of Energy Capital Partners to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the acquisition on EnergySolutions’ business relationships (including, without limitation, partners and customers), operating results and business generally as well as the potential difficulties in employee retention as a result of the merger; (vi) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) risks related to the outcome of any legal proceedings that have been, or will be, instituted against EnergySolutions related to the Merger Agreement; and (viii) risks related to the effects of local and national economic, credit and capital market conditions on the economy in general. Additional risk factors that may affect future results are contained in EnergySolutions’ filings with the SEC, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by EnergySolutions. EnergySolutions and Energy Capital Partners expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Contact Information

Richard Putnam

Investor Relations

801-303-0185

Mark Walker

Media Relations

801-649-2194